UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               _________________


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of Earliest Event Reported):
                    September 21, 2004 (September 20, 2004)

                              SUNTRUST BANKS, INC.
            --------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           GEORGIA                  001-08918              58-1575035
-----------------------------      -------------        --------------------
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
      of Incorporation)            File Number)         Identification No.)


               303 Peachtree Street, N.E., Atlanta, Georgia 30308
         -------------------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)


        Registrant's Telephone Number, Including Area Code: 404-588-7165


                                 Not Applicable
    ------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS

On September 20, 2004, SunTrust Banks, Inc. ("SunTrust") and National Commerce Financial Corporation ("NCF") issued a press release announcing the preliminary results of elections made by NCF stockholders as to the form of merger consideration to be received in the pending merger of NCF and SunTrust. The press release is attached hereto as Exhibit 99.1 and incorporated into this
Item 8.01 by reference.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         The following exhibit is filed as part of this report:

Exhibit
Number                Description
------                -----------

Exhibit 99.1 Joint press release issued by SunTrust and NCF on September 20, 2004

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   September 21, 2004


                                            SUNTRUST BANKS, INC.


                                            By: /s/ Kimberly N. Rhodes
                                                -----------------------
                                                Kimberly N. Rhodes
                                                Vice President
                                                and Corporate Counsel

                                 EXHIBIT INDEX

Exhibit
Number                Description
------                -----------

Exhibit 99.1 Joint press release issued by SunTrust and NCF on September 20, 2004